UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

Commission File Number 1-15202

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	22-1867895
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203) 629-3000

(Registrant’s telephone number, including area code)

None

Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.625% Subordinated Debentures due 2053	WRB-PB	New York Stock Exchange
5.90% Subordinated Debentures due 2056	WRB-PC	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB-PD	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.10% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2020, W. R. Berkley Corporation (the “Company”) closed its public offering of $170 million aggregate principal amount of its 4.00% Senior Notes due 2050 (the “Notes”). The Notes constitute a further issuance of the Company’s 4.00% Senior Notes due 2050, of which $300 million aggregate principal amount was issued on May 12, 2020. The terms of the Notes are set forth in the Indenture, dated as of May 12, 2020 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of May 12, 2020 (the “Supplemental Indenture”), each between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The net proceeds of the offering will be used to redeem, in part, the Debentures (as defined below) as described in Item 8.01.

The foregoing descriptions of the Base Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.1, 4.2 and 4.3 respectively, and incorporated herein by reference.

On September 9, 2020, Willkie Farr & Gallagher LLP, counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On September 9, 2020, the Company directed the Trustee to issue a notice to the holders of the Company’s 5.625% Subordinated Debentures due 2053 (the “Debentures”) regarding the Company’s exercise of its option to redeem the Debentures in part pursuant to Article XI of the Indenture, dated as of May 2, 2013, between the Company and the Trustee and Section 2.9 of the First Supplemental Indenture, dated as of May 2, 2013, between the Company and the Trustee. Pursuant to such notice, the Company will redeem $200,000,000 of the aggregate principal amount of the Debentures on October 9, 2020 at a redemption price equal to such principal amount plus accrued and unpaid interest thereon (including compounded interest, if any) to, but excluding, the redemption date. On the redemption date, such redemption price will become due and payable. Interest on the principal amount of the Debentures to be redeemed shall cease to accrue on and after the redemption date.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into the Registration Statement (No. 333-221559) filed by the Company.

(d) Exhibits

4.1	Indenture, dated as of May 12, 2020, between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 12, 2020).

4.2	First Supplemental Indenture, dated as of May 12, 2020, between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 12, 2020).

4.3	Form of the Notes (included in Exhibit 4.1)

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name:	Richard M. Baio
Title:	Executive Vice President –
Chief Financial Officer and Treasurer

Date: September 9, 2020